Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the Fourth Quarter and Year Ended December 31, 2022 and an Increase in Quarterly Cash Dividend

KIRKLAND, WASHINGTON, February 8, 2023-- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a fabless company with a global footprint that provides high-performance, semiconductor-based power electronic solutions, today announced financial results for the quarter and year ended December 31, 2022. The Company also announced that its Board of Directors has approved an increase in the quarterly cash dividend from $0.75 per share to $1.00 per share. The first quarter dividend of $1.00 per share will be paid on April 14, 2023 to all stockholders of record as of the close of business on March 31, 2023.

The financial results for the quarter ended December 31, 2022 are as follows:

●

Revenue was $460.0 million for the quarter ended December 31, 2022, a 7.1% decrease from $495.4 million for the quarter ended September 30, 2022 and a 36.7% increase from $336.5 million for the quarter ended December 31, 2021.

●	GAAP gross margin was 58.2% for the quarter ended December 31, 2022, compared with 57.6% for the quarter ended December 31, 2021.

●

Non-GAAP gross margin (1) was 58.5% for the quarter ended December 31, 2022, excluding the impact of $1.0 million for stock-based compensation expense and $0.1 million for deferred compensation plan expense, compared with 57.9% for the quarter ended December 31, 2021, excluding the impact of $0.9 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense.

●	GAAP operating expenses were $130.9 million for the quarter ended December 31, 2022, compared with $115.3 million for the quarter ended December 31, 2021.

●

Non-GAAP operating expenses (1) were $94.8 million for the quarter ended December 31, 2022, excluding $34.2 million for stock-based compensation expense and $1.9 million for deferred compensation plan expense, compared with $83.0 million for the quarter ended December 31, 2021, excluding $30.3 million for stock-based compensation expense and $2.0 million for deferred compensation plan expense.

●	GAAP operating income was $136.9 million for the quarter ended December 31, 2022, compared with $78.6 million for the quarter ended December 31, 2021.

●

Non-GAAP operating income (1) was $174.1 million for the quarter ended December 31, 2022, excluding $35.3 million for stock-based compensation expense and $1.9 million for deferred compensation plan expense, compared with $112.0 million for the quarter ended December 31, 2021, excluding $31.2 million for stock-based compensation expense and $2.2 million for deferred compensation plan expense.

●	GAAP other income, net, was $3.9 million for the quarter ended December 31, 2022, compared with $3.4 million for the quarter ended December 31, 2021.

●

Non-GAAP other income, net (1) was $1.9 million for the quarter ended December 31, 2022, excluding $2.0 million for deferred compensation plan income, compared with $1.5 million for the quarter ended December 31, 2021, excluding $1.9 million for deferred compensation plan income.

●	GAAP income before income taxes was $140.8 million for the quarter ended December 31, 2022, compared with $82.0 million for the quarter ended December 31, 2021.

●

Non-GAAP income before income taxes (1) was $176.0 million for the quarter ended December 31, 2022, excluding $35.3 million for stock-based compensation expense and $0.1 million for net deferred compensation plan income, compared with $113.4 million for the quarter ended December 31, 2021, excluding $31.2 million for stock-based compensation expense and $0.3 million for net deferred compensation plan expense.

●

GAAP net income was $119.1 million and $2.45 per diluted share for the quarter ended December 31, 2022. Comparatively, GAAP net income was $72.7 million and $1.51 per diluted share for the quarter ended December 31, 2021.

●

Non-GAAP net income (1) was $154.0 million and $3.17 per diluted share for the quarter ended December 31, 2022, excluding $35.3 million for stock-based compensation expense, $0.1 million for net deferred compensation plan income and $0.3 million for related tax effects, compared with $102.1 million and $2.12 per diluted share for the quarter ended December 31, 2021, excluding $31.2 million for stock-based compensation expense, $0.3 million for net deferred compensation plan expense and $2.1 million for related tax effects.

The financial results for the year ended December 31, 2022 are as follows:

●	Revenue was $1,794.1 million for the year ended December 31, 2022, a 48.5% increase from $1,207.8 million for the year ended December 31, 2021.

●	GAAP gross margin was 58.4% for the year ended December 31, 2022, compared with 56.8% for the year ended December 31, 2021.

●

Non-GAAP gross margin (1) was 58.7% for the year ended December 31, 2022, excluding the impact of $4.7 million for stock-based compensation expense, compared with 57.1% for the year ended December 31, 2021, excluding the impact of $3.5 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense.

●	GAAP operating expenses were $521.8 million for the year ended December 31, 2022, compared with $423.0 million for the year ended December 31, 2021.

●

Non-GAAP operating expenses (1) were $372.4 million for the year ended December 31, 2022, excluding $156.3 million for stock-based compensation expense, $7.1 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets, compared with $298.2 million for the year ended December 31, 2021, excluding $119.9 million for stock-based compensation expense and $4.9 million for deferred compensation plan expense.

●	GAAP operating income was $526.8 million for the year ended December 31, 2022, compared with $262.4 million for the year ended December 31, 2021.

●

Non-GAAP operating income (1) was $680.9 million for the year ended December 31, 2022, excluding $161.0 million for stock-based compensation expense, $7.0 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets, compared with $391.1 million for the year ended December 31, 2021, excluding $123.5 million for stock-based compensation expense and $5.1 million for deferred compensation plan expense.

●	GAAP other expense, net, was $1.8 million for the year ended December 31, 2022, compared with other income, net, of $9.8 million for the year ended December 31, 2021.

●

Non-GAAP other income, net (1) was $4.8 million for the year ended December 31, 2022, excluding $6.6 million for deferred compensation plan expense, compared with $5.2 million for the year ended December 31, 2021, excluding $4.6 million for deferred compensation plan income.

●	GAAP income before income taxes was $524.9 million for the year ended December 31, 2022, compared with $272.2 million for the year ended December 31, 2021.

●

Non-GAAP income before income taxes (1) was $685.7 million for the year ended December 31, 2022, excluding $161.0 million for stock-based compensation expense, $0.4 million for net deferred compensation plan income and $0.1 million for amortization of purchased intangible assets, compared with $396.3 million for the year ended December 31, 2021, excluding $123.5 million for stock-based compensation expense and $0.6 million for net deferred compensation plan expense.

●

GAAP net income was $437.7 million and $9.05 per diluted share for the year ended December 31, 2022. Comparatively, GAAP net income was $242.0 million and $5.05 per diluted share for the year ended December 31, 2021.

●

Non-GAAP net income (1) was $599.9 million and $12.41 per diluted share for the year ended December 31, 2022, excluding $161.0 million for stock-based compensation expense, $0.4 million for net deferred compensation plan income, $0.1 million for amortization of purchased intangible assets and $1.6 million for related tax effects, compared with $356.7 million and $7.45 per diluted share for the year ended December 31, 2021, excluding $123.5 million for stock-based compensation expense, $0.6 million for net deferred compensation plan expense and $9.4 million for related tax effects.

The following is a summary of revenue by end market (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2022	2021	2022	2021
Storage and Computing	$120,840	$77,970	$452,594	$255,933
Enterprise Data	68,433	40,489	251,415	116,345
Automotive	97,378	56,353	300,016	204,335
Industrial	56,063	49,488	219,179	184,784
Communications	64,283	45,876	251,452	164,091
Consumer	53,015	66,328	319,492	282,310
Total	$460,012	$336,504	$1,794,148	$1,207,798

In the first quarter of 2022, the Company reorganized its end markets and broke out Computing and Storage into two new end markets: (i) Storage and Computing and (ii) Enterprise Data. All prior-period amounts have been restated to reflect the changes in these end markets.

The following is a summary of revenue by product family (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2022	2021	2022	2021
DC to DC	$432,513	$319,725	$1,696,594	$1,147,329
Lighting Control	27,499	16,779	97,554	60,469
Total	$460,012	$336,504	$1,794,148	$1,207,798

“While we remain cautious about near-term business conditions, we believe MPS can swiftly adapt to market changes and take advantage of the current environment to focus on business development and investing in infrastructure necessary to support our long-term growth,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the first quarter ending March 31, 2023:

●	Revenue in the range of $440.0 million to $460.0 million.

●	GAAP gross margin between 57.4% and 58.0%. Non-GAAP gross margin (1) between 57.7% and 58.3%, which excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses, including estimated litigation expenses, between $135.1 million and $139.1 million. Non-GAAP R&D and SG&A expenses (1) between $96.1 million and $98.1 million, which excludes estimated stock-based compensation expenses in the range of $39.0 million to $41.0 million but includes estimated litigation expenses.

●	Total stock-based compensation expenses of $40.2 million to $42.2 million.

●	Beginning with the Q1 2023 outlook, MPS no longer separately forecasts litigation expenses.

●	Interest income of $1.8 million to $2.2 million.

●	The non-GAAP tax rate for the first quarter ending March 31, 2023 will be 12.5%.

●	Fully diluted shares outstanding between 48.2 million and 49.2 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income (expense), net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense, amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors’ understanding of MPS’s core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, February 8, 2023. You can access the webinar at: https://mpsic.zoom.us/j/99086996476. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections “Business Outlook” and the quote from our CEO herein, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and fully diluted shares outstanding, (ii) our outlook for the first quarter of fiscal year 2023 and the near-term, medium-term and long-term prospects of the company, including our performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’s products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’s schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’s financial performance if its tax and litigation provisions are inadequate; adverse changes to the global economy, including due to the Russia-Ukraine conflict and the global economic downturn; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic and the Russia-Ukraine conflict); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified under the caption “Risk Factors” and elsewhere in MPS’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 25, 2022 and our Quarterly Reports on Form 10-Q filed with the SEC on May 10, 2022, August 5, 2022, and November 9, 2022. The forward-looking statements in this press release and statements made during the accompanying webinar represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a fabless company with a global footprint that provides high-performance, semiconductor-based power electronic solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor expertise, and innovative proprietary technologies in the areas of semiconductor processes, system integration, and packaging. These combined advantages enable MPS to deliver reliable, compact, and monolithic solutions that are highly energy-efficient and cost-effective, while providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$288,607	$189,265
Short-term investments	449,266	535,817
Accounts receivable, net	182,714	104,813
Inventories	447,290	259,417
Other current assets	42,742	35,540
Total current assets	1,410,619	1,124,852
Property and equipment, net	357,157	362,962
Goodwill	6,571	6,571
Deferred tax assets, net	35,252	21,917
Other long-term assets	249,286	69,523
Total assets	$2,058,885	$1,585,825

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$61,461	$83,027
Accrued compensation and related benefits	88,260	62,635
Other accrued liabilities	113,679	81,282
Total current liabilities	263,400	226,944
Income tax liabilities	53,509	47,669
Other long-term liabilities	73,374	67,227
Total liabilities	390,283	341,840
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 47,107 and 46,256, respectively	975,276	803,226
Retained earnings	716,403	424,879
Accumulated other comprehensive income (loss)	(23,077)	15,880
Total stockholders’ equity	1,668,602	1,243,985
Total liabilities and stockholders’ equity	$2,058,885	$1,585,825

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$460,012	$336,504	$1,794,148	$1,207,798
Cost of revenue	192,203	142,631	745,596	522,339
Gross profit	267,809	193,873	1,048,552	685,459
Operating expenses:
Research and development	61,674	54,514	240,171	190,627
Selling, general and administrative	66,057	61,208	273,595	226,190
Litigation expense (benefit), net	3,186	(420)	8,001	6,225
Total operating expenses	130,917	115,302	521,767	423,042
Operating income	136,892	78,571	526,785	262,417
Other income (expense), net	3,872	3,391	(1,848)	9,802
Income before income taxes	140,764	81,962	524,937	272,219
Income tax expense	21,674	9,291	87,265	30,196
Net income	$119,090	$72,671	$437,672	$242,023

Net income per share:
Basic	$2.53	$1.58	$9.37	$5.28
Diluted	$2.45	$1.51	$9.05	$5.05
Weighted-average shares outstanding:
Basic	46,979	46,139	46,727	45,851
Diluted	48,549	48,240	48,358	47,889

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cost of revenue	$1,030	$921	$4,721	$3,543
Research and development	8,480	6,465	35,355	26,030
Selling, general and administrative	25,759	23,810	120,916	93,906
Total stock-based compensation expense	$35,269	$31,196	$160,992	$123,479

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net income	$119,090	$72,671	$437,672	$242,023

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	35,269	31,196	160,992	123,479
Amortization of purchased intangible assets	33	33	132	44
Deferred compensation plan expense (income)	(61)	252	(411)	561
Tax effect	(326)	(2,053)	1,559	(9,434)
Non-GAAP net income	$154,005	$102,099	$599,944	$356,673

Non-GAAP net income per share:
Basic	$3.28	$2.21	$12.84	$7.78
Diluted	$3.17	$2.12	$12.41	$7.45

Shares used in the calculation of non-GAAP net income per share:
Basic	46,979	46,139	46,727	45,851
Diluted	48,549	48,240	48,358	47,889

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Gross profit	$267,809	$193,873	$1,048,552	$685,459
Gross margin	58.2%	57.6%	58.4%	56.8%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	1,030	921	4,721	3,543
Deferred compensation plan expense	95	156	49	256
Non-GAAP gross profit	$268,934	$194,950	$1,053,322	$689,258
Non-GAAP gross margin	58.5%	57.9%	58.7%	57.1%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Total operating expenses	$130,917	$115,302	$521,767	$423,042

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(34,239)	(30,275)	(156,271)	(119,936)
Amortization of purchased intangible assets	(33)	(33)	(132)	(44)
Deferred compensation plan income (expense)	(1,851)	(2,020)	7,060	(4,868)
Non-GAAP operating expenses	$94,794	$82,974	$372,424	$298,194

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Total operating income	$136,892	$78,571	$526,785	$262,417

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	35,269	31,196	160,992	123,479
Amortization of purchased intangible assets	33	33	132	44
Deferred compensation plan expense (income)	1,946	2,176	(7,011)	5,124
Non-GAAP operating income	$174,140	$111,976	$680,898	$391,064

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Total other income (expense), net	$3,872	$3,391	$(1,848)	$9,802

Adjustments to reconcile other income (expense), net to non-GAAP other income, net:
Deferred compensation plan expense (income)	(2,007)	(1,924)	6,600	(4,563)
Non-GAAP other income, net	$1,865	$1,467	$4,752	$5,239

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Total income before income taxes	$140,764	$81,962	$524,937	$272,219

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	35,269	31,196	160,992	123,479
Amortization of purchased intangible assets	33	33	132	44
Deferred compensation plan expense (income)	(61)	252	(411)	561
Non-GAAP income before income taxes	$176,005	$113,443	$685,650	$396,303

2023 FIRST QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	March 31, 2023
	Low	High
Gross margin	57.4%	58.0%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	57.7%	58.3%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	March 31, 2023
	Low	High
R&D and SG&A expenses	$135,100	$139,100
Adjustments to reconcile R&D and SG&A expenses to non-GAAP R&D and SG&A expenses:
Stock-based compensation expense	(39,000)	(41,000)
Non-GAAP R&D and SG&A expenses	$96,100	$98,100